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                               SECURITY AGREEMENT


      THIS SECURITY AGREEMENT made this 2nd day of October, 1998, between GUNTHER INTERNATIONAL, LTD. whose principal place of business is One Winnenden Road, Norwich, Connecticut 06360 (the "Debtor"), and JUNE H. GENEEN, PHIL E. GILBERT, JR., THOMAS W. KEESEE and the UNITED STATES TRUST COMPANY OF NEW YORK, as Co-Executors of the Estate of Harold S. Geneen, Late of New York, New York having an address c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036 (collectively, the "Secured Party").

                                   WITNESSETH:

         In consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, Debtor and Secured Party agree as follows:

      1. LOAN FROM SECURED PARTY. Simultaneously with the execution hereof, Secured Party has made a loan to Debtor in the original principal amount of $1,701,168.75 (the "Loan") which loan is evidenced by a certain $1,701,168.75 Promissory Note made by Debtor to the order of Security Party (the "Note").

      2. SECURITY INTEREST. To secure payment and performance of each and all of the Obligations, as herein defined, Debtor hereby assigns and grants to Secured Party a continuing, (i)
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security interest in all of its tangible and intangible personal property whether now owned or hereafter acquired, including, without limitation, Accounts, Chattel Paper, Equipment, General Intangibles (excluding Patents and Trademarks), Instruments, Fixtures and Inventory subject only to the lien previously granted in such property to GUNTHER PARTNERS, LLC (the "New Lender") and (ii) a security interest in Patents and Trademarks subject only to the liens previously granted in such Patents and Trademarks to Connecticut Innovations, Inc. and the New Lender; together, in each instance, with the renewals, substitutions, replacements, additions, rental payments, products and proceeds (including, without limitation, insurance proceeds) thereof, (hereinafter, all of the property described in (i) and (ii) above collectively called the "Collateral").

      3. COLLECTION OF ACCOUNTS. Subject to the rights of the New Lender, at any time after the occurrence of an Event of Default and during the continuance thereof, Secured Party shall have the right to require Debtor to, and Debtor shall, upon written notice from Secured Party:

            (a) Make collections of proceeds upon its Accounts, as herein defined, hold the proceeds received from collections in trust for Secured Party and turn over such proceeds to Secured Party daily in the exact form in which they are received, together with a collection report in form satisfactory


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to Secured Party. Secured Party shall immediately apply, subject to collection, such proceeds and any proceeds of Accounts received by it pursuant to the following provisions of this Section 2 to the payment of the Obligations in such order of application as Secured Party, in its sole discretion, may determine;

            (b) Assign or endorse the Accounts to Secured Party, and notify account debtors that the Accounts have been assigned and should be paid directly to Secured Party;

            (c) Turn over to Secured Party all Inventory, as herein defined, returned in connection with any of the Accounts;

            (d) Mark or stamp each of its individual ledger sheets or cards pertaining to its Accounts with the legend "Assigned to June H. Geneen, Phil E. Gilbert, Jr., Thomas W. Keesee and the United States Trust Company of New York, as Co-Executors of the Estate of Harold S. Geneen and stamp or otherwise mark and keep its books, records, documents and instruments relating to the Accounts in such manner as Secured Party may require; and

            (e) Mark or stamp all invoices with a legend satisfactory to Secured Party so as to indicate that the same should be paid directly to Secured Party.


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            Notwithstanding the foregoing, subject to the rights of the New
Lender, Secured Party shall have the right, at any time after the occurrence of an Event of Default, and during the continuance thereof, to itself so notify such account debtors to make such payments of the Accounts directly to Secured Party and Secured Party shall have the further right to notify the post office authorities to change the address for delivery of mail of Debtor to an address designated by Secured Party and to receive, open and dispose of all mail addressed to Debtor relating to Accounts; all of Debtor's other mail received by Secured Party shall be delivered by Secured Party to Debtor promptly after receipt.

            For the purpose of this Section 3, subject to the rights of the New Lenders, Debtor hereby irrevocably constitutes Secured Party as Debtor's attorney-in-fact to issue in the name and execute or endorse on behalf of Debtor each and every notice, instrument and document necessary to carry out the purposes of the provisions of this Section 3, and to take such action in connection with the collection of the Accounts, including, without limitation, suing thereon, compromising or adjusting the same, as Secured Party, in its sole discretion, deems necessary. The power of attorney granted hereby shall be self-executing, but Debtor shall promptly execute and deliver to Secured Party, upon written request of Secured Party, such


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additional separate powers of attorney, as Secured Party may from time to time reasonably request.

      4.    DEFINITIONS.

            (a) The term "Accounts" shall mean, any right to payment held by Debtor, whether in the form of accounts receivable, notes, drafts, acceptances or other forms of obligations and receivables now or hereafter received by or belonging to Debtor for Inventory sold or leased by it or for services rendered by it whether or not earned by performance, together with all guarantees and security therefor and all proceeds thereof, whether cash proceeds or otherwise, including, without limitation, all right, title and interest of Debtor in the Inventory which gave rise to any such Accounts, including, without limitation, the right of stoppage in transit and all returned, rejected, rerouted or repossessed Inventory;

            (b) The term "Chattel Paper" shall mean a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods, whether now or hereafter held by Debtor;

            (c) The term "Equipment" shall mean all the machinery, equipment, furniture, tools, goods and other tangible personal property, excluding Motor Vehicles and Inventory, now owned or hereafter acquired by Debtor;


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            (d) The term "General Intangibles" shall mean any intangible personal property (including, without limitation, things in action) now or hereafter held by Debtor, other than Accounts, Chattel Paper and Instruments;

            (e) The term "Instruments" shall mean a negotiable instrument or a certificate security, as defined in the Uniform Commercial Code of Connecticut, or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which, in the ordinary course of business, is transferred by delivery with any necessary endorsement or assignment, whether now or hereafter held by Debtor;

            (f) The term "Inventory" shall mean all goods, merchandise, raw materials, work in process, finished goods and products and other tangible personal property now owned or hereafter acquired by Debtor and held for sale or lease, or furnished or to be furnished under contracts of service or used or consumed in Debtor's business;

            (g) The term "Motor Vehicles" shall have the same meaning as that contained in Chapter 246 of the Connecticut General Statutes;

            (h) The term "Obligations" shall mean any and all loans, indebtedness, obligations and liabilities of Debtor to Secured Party of every kind and description, direct or indirect,


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absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, under this Agreement and the Note, and all costs, expenses, fees, charges and attorneys' and other professional fees incurred by Secured Party in connection with any of the foregoing, or in any way connected with or related to the preservation, realization, enforcement, protection or defense of the Collateral, this Agreement, the Note, and the other Financing Agreements, and the rights and remedies hereunder or thereunder.

            (i) The term "Patents" shall mean all interests in patents now owned or hereafter acquired by Debtor.

            (j) The term "Trademarks" shall mean all interests in trademarks now owned or hereafter acquired by Debtor.

      5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that as of the date hereof:

            (a) Ownership of Assets. Debtor has good and marketable title to its assets, free from any liens, mortgages, security interests, pledges or encumbrances, except as shown on Exhibit A attached hereto. Except as shown on Exhibit A, no financing statements covering all or any part of Debtor's assets are on file in the Office of the Secretary of the State of Connecticut or in any other federal, state or local governmental office, whether or not properly filed under applicable law.


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            (b) Corporate Organization. Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation in good standing in every jurisdiction in which such qualification is necessary. Debtor has corporate power to enter into this Agreement and the Note and to borrow under the Note, and has all requisite authorizations and permits to own and operate Debtor's properties and assets and to carry on Debtor's business as now being conducted.

            (c) Authority. The execution, delivery and performance of this Agreement, the Note, and each and every other agreement, instrument and document required to be executed or delivered to Secured Party by Debtor in connection with the Loan have been duly authorized by all necessary corporate action; the execution, delivery and performance of said agreements, instruments and documents, the consummation of the transactions therein contemplated, and the fulfillment of or compliance with the terms and provisions therein, are within Debtor's powers and are not in contravention of any provisions of Debtor's Certificate of Incorporation or By-Laws. The execution, delivery and performance of said agreements, instruments and documents will not result in a violation of any laws, or a breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of


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Debtor's assets (other than the security interest granted to Secured Party hereunder and the security interest granted to the New Lenders as identified on Exhibit A) pursuant to any of the terms, conditions or provisions of any agreement, instrument or other undertaking to which Debtor is a party or by which Debtor is bound. No consent, approval, authorization or other order of, or registration or filing with any governmental body is required in connection with the execution, delivery and performance of said agreements, instruments and documents.

            (d) Business Location. The Collateral, the books and records relating thereto, and the principal place of business of Debtor are all at the address of Debtor first written above.

            (e) Business Name. The name of Debtor has not changed for at least the past ten (10) years and during such period, Debtor has conducted, and currently conducts, its business solely in its own name without the use of a tradename or the intervention of or through any entity of any kind.

      6. AFFIRMATIVE COVENANTS. Debtor covenants and agrees that, from the date hereof until the payment and performance of all the Obligations, unless Secured Party otherwise agrees in writing, Debtor shall:

            (a) Taxes and Other Liens. File all required federal, state and local tax returns and pay when due all taxes, assessments and other charges of every nature which may be


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levied or assessed against Debtor or its assets, including without limitation, claims for labor, supplies and rent, except those liabilities being contested in good faith and for which Debtor maintains reserves in amount and form satisfactory to Secured Party.

            (b) Casualty Insurance. Keep its properties insured against fire and other hazards (so-called "All Risk" coverage) in amounts and with insurers reasonably satisfactory to Secured Party, which insurance shall, subject to the interests of the New Lenders, by the terms of the policy be payable to Secured Party as its interest may appear pursuant to a loss payee/mortgagee clause reasonably satisfactory to Secured Party. Subject to the rights of the New Lender, Secured Party shall have the right to apply the proceeds of any such insurance in reduction of the Obligations, whether or not then due and payable, in such manner as Secured Party in its reasonable discretion may determine. Without limiting the generality of the foregoing, such insurance must provide that it may not be canceled without thirty (30) days prior written notice to Secured Party. If Debtor fails to maintain the foregoing insurance, Secured Party may, at its option, obtain such policies as it deems necessary and the premiums therefor, together with interest at the Default Rate, as defined in the Note, from the date of receipt of written demand therefor from


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Secured Party to Debtor shall be payable by Debtor to Secured Party immediately upon receipt of such demand. Subject to the rights of the New Lender, Debtor hereby appoints Secured Party its attorney-in-fact, coupled with an interest, to settle, adjust and compromise any insurance losses, to collect and receive payments of insurance, and to endorse Debtor's name on all documents, checks and drafts in connection therewith.

            (c) Maintain Collateral. Maintain and preserve the Collateral in good repair, working order and condition, and make all needed and proper repairs, renewals, replacements, additions or improvements thereto, and immediately notify Secured Party of any event causing material loss or depreciation in the value of the Collateral and the amount of such loss or depreciation.

            (d) Inspection. Allow Secured Party by or through any of its officers, agents, attorneys, or accountants designated by it, to enter the offices and plants of Debtor to examine, inspect and make copies of the books and records of Debtor and to inspect the Collateral, all at such times and as often as Secured Party may reasonably request.

            (e) Liability Insurance. Maintain general public liability insurance against claims for personal injury, death or property damage in forms, amounts, and with companies reasonably satisfactory to Secured Party, and workmen's compensation


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insurance, employment or similar insurance, as required by applicable law.

            (f) Defend Collateral. Defend the Collateral against all liens, claims and demands of all persons, and allow Secured Party, at the expense of Debtor, to contest or defend any such liens, claims and demands in Debtor's name. Cause the security interest of Secured Party to be properly noted on all certificates of title issued or outstanding with respect to any of the Collateral and, unless the same are deposited with the New Lenders, deposit same with Secured Party.

            (g) Financing Statements. From time to time, at the request of Secured Party, (i) execute, deliver and file one or more financing statements, assignments, and other agreements, instruments or documents, and amendments and renewals thereof, and do all other acts as Secured Party reasonably deems necessary or desirable (x) to create and maintain a valid and enforceable second priority security interest in the Collateral other than Patents and Trademarks and (y) to create and maintain a valid and enforceable security interest in Patents and Trademarks subject only to the liens currently granted to Connecticut Innovations, Inc. and the New Lender and (ii) pay, upon demand, Secured Party's costs, charges and expenses, including without limitations attorneys' fees incurred by Secured Party in connection therewith.


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            (h) Books and Records. Maintain complete and accurate books and records relating to its financial affairs at all times in accordance with generally accepted accounting principles, the Collateral, the Obligations, and Debtor's covenants hereunder.

            (i) Compliance with Laws. Comply in all material respects with all laws, orders, rules and regulations applicable to Debtor of any governmental body or agency, including without limitation, environmental and health and safety laws, orders, rules and regulations.

            (j) Notification of Default. Give prompt written notice to Secured Party upon the occurrence of an Event of Default, or of any state of facts which would constitute an Event of Default hereunder or, which, but for the giving of notice or passage of time, or both, would constitute an Event of Default.

            (k) ERISA; Labor Disputes. Give prompt written notice to Secured Party of: (i) any event which causes Debtor to become subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and, upon becoming subject thereto, comply in all respects with ERISA; and (ii) any labor dispute or controversy resulting or likely to result in a strike or work stoppage against Debtor.


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      7. NEGATIVE COVENANTS. Debtor covenants and agrees that, from the date hereof until the payment and performance of the Obligations, unless Secured Party otherwise agrees in writing, Debtor shall not change Debtor's name, adopt any trade names or conduct Debtor's business under any trade name or style or change Debtor's place of business or the present location of the Collateral, or any records relating to the Collateral.

      8. PAYMENTS BY SECURED PARTY. At its option, but without any liability for failing to do so, Secured Party may pay for insurance on the Collateral and taxes, assessments or other charges which Debtor fails to pay in accordance with the provisions hereof. Any payment made, or expense incurred by Secured Party, pursuant to this or any other Section of this Agreement shall be added to and become a part of the Obligations, shall bear interest at the Default Rate, and shall be payable immediately by Debtor upon receipt of written demand therefor by Secured Party.

      9. EVENTS OF DEFAULT. Subject to the rights of the New Lender, Secured Party shall have the right at its option to declare all of the Obligations to be immediately due and payable without demand or notice (except as otherwise required by this Section 9) upon the occurrence of any one of the following events (each being an "Event of Default"):

            (a) The failure by Debtor to pay any of the Obligations when due;


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            (b) The failure by Debtor to observe, perform or comply with any condition or covenant in this Agreement or any of the other Financing Agreements; provided, however, that Debtor shall have an opportunity to cure any such failure for a period of fifteen (15) days after such failure provided such failure (i) does not constitute a failure of payment pursuant to Section 9(a) above.

            (c) If any representation or warranty made by Debtor in this Agreement or in any of the other Financing Agreements, or any statement, certificate or other data furnished by Debtor in connection with any of the Obligations proves to be incorrect or untrue in any material respect when made;

            (d) The entry of a judgment for the payment of money against Debtor, which remains unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution, or appeal;

            (e) The insolvency of Debtor (the term "insolvency" shall mean an inability to pay Debtor's debts as they mature);

            (f) The filing by or against Debtor of any petition seeking an arrangement, reorganization or the like, the commencement of any proceedings under any bankruptcy or insolvency law by or against Debtor, the adjudication of Debtor as a bankrupt, the appointment of a receiver for all or any part of Debtor's assets, or the making of an assignment for the


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benefit of creditors, or the calling of a meeting of creditors, or the appointment of a committee of creditors or liquidating agents, by, for, or of Debtor, and in the case of any of the foregoing actions which are involuntary, if such actions are not withdrawn, dismissed, discharged or removed, as the case may be, within thirty (30) days after the commencement thereof;

            (g) The dissolution, liquidation, insolvency, or termination of legal existence of Debtor; or

            (h) The failure by Debtor to pay when due any other indebtedness or obligations owed to others for borrowed money which failure continues beyond any applicable grace period with respect thereto.

      10. REMEDIES OF SECURED PARTY; NOTICES. When the Obligations, or any of them, become immediately due and payable, whether by reason of passage of time, acceleration or otherwise, Secured Party may, in addition to and not in limitation of Secured Party's rights set forth in Section 3 of this Agreement, pursue any legal remedy available to it to collect the Obligations outstanding at said time and to enforce any and all other rights or remedies available to it both under the Uniform Commercial Code of Connecticut (the "Code") and otherwise, including, without limitations the right to take possession of the Collateral and dispose of the same on Debtor's premises, all without judicial process, Debtor hereby waiving any right Debtor


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might otherwise have to require Secured Party to resort to judicial process and further waiving Debtor's right to notice and hearing under the Constitution of the United States or any state or under any Federal or state law, and no such action shall operate as a waiver of any other right or remedy of Secured Party under the law, all rights and remedies of Secured Party being cumulative and not alternative. In addition, Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.

            The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied first to the expenses (including, without limitation, all reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Obligations, application as to particular Obligations or against principal or interest to be in Secured Party's sole discretion. Any notice which Secured Party is required to give Debtor under the Code shall be deemed to constitute reasonable notice if such notice is mailed, postage prepaid, return receipt requested, at least seven (7) days prior to such action. Debtor shall be liable to Secured Party and shall pay to Secured Party on demand any deficiency which may


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remain after such sale, lease, disposition, collection or liquidation of the
Collateral. Debtor agrees that the powers granted hereunder, being coupled with an interest, shall be irrevocable so long as any of the Obligations remain outstanding.

            All rights and remedies of Secured Party provided herein shall be subject to the rights of the New Lenders.

      11. SET-OFF. Debtor hereby grants to Secured Party a lien and right of set-off for all Obligations upon or against all moneys, deposits, property, collateral and securities and the proceeds thereof, now or hereafter held or received by, or in transit to, Secured Party from or for Debtor, whether for safekeeping, pledge, custody, transmission, collection or otherwise. Subject to the rights of the New Lender, Secured Party may at any time after the occurrence, and during the continuance, of an Event of Default, apply the same, or any part thereof, to the Obligations, or any part thereof, whether or not matured or demanded at the time of such application.

      12. RIGHTS OF SECURED PARTY. With respect both to the Obligations and the Collateral, Debtor hereby consents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of the Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial


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payments thereon and the settlement, compromising or adjusting of any claims thereof, all in such manner and at such time or times as Secured Party may deem advisable. Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of any rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof. Secured Party may exercise its rights with respect to the Collateral without resorting or regard to other collateral or sources of reimbursement for the Obligations. Secured Party shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver is in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. Secured Party may revoke any permission or waiver previously granted to Debtor, and such revocation shall be effective whether given orally or in writing. All rights and remedies of Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other document, shall be cumulative and may be exercised singularly or concurrently.


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      13.   GENERAL PROVISIONS.

            (a) Expenses. Debtor will pay on demand all expenses of Secured Party arising out of the collection, defense, protection, preservation or enforcement of, or realization on, this Agreement, the Obligations, or any of the Collateral, including, without limitation, reasonable attorneys' and other professionals' reasonable fees, and the amounts of all such expenses shall, until paid, be Obligations secured by the Collateral.

            (b) Survival. This Agreement and the security interest granted to Secured Party by Debtor and every representation, warranty, covenant and other term contained herein shall survive until the Obligations have been paid in full.

            (c) Notices. Any notice required to be given hereunder shall be effective when delivered in person, or one (1) day after delivery to a nationally recognized overnight mail or messenger service or three (3) days after being deposited in the United States mail, first class, postage prepaid, registered or certified mail, return receipt requested, to Debtor or Secured Party, as the case may be, at its address set forth above. Any such notice to Debtor shall be sent to the attention President of Debtor at Debtor's address set forth above and to the attention of Steven S. Kirkpatrick at Secured Party's


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address set forth above. Either of the parties hereto may notify the other that any such notice shall be given to such other address as such party may so instruct by written notice similarly given.

            (d) Entire Agreement. This Agreement is the entire agreement between the parties hereto and cannot be amended or modified except by a writing signed by Debtor and Secured Party.

            (e) Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Connecticut. Secured Party and Debtor each hereby consent to service of process, and to be sued, in the State of Connecticut and consent to the jurisdiction of the courts of the State of Connecticut and the United States District Court for the District of Connecticut, for the purpose of any suit, action, or other proceeding arising hereunder, and expressly waive any and all objections it may have to venue in any such courts.

            (f) Headings. Sections and subsection headings have been inserted herein for convenience only and form no part of this Agreement and shall not be deemed to affect the meaning or construction of any of the covenants, agreements, conditions or terms hereof.

            (g) Severability. If any term or provision of this Agreement shall be invalid, illegal or unenforceable for any reason whatsoever, such term or provision shall be severable


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from the remainder of this Agreement and the validity, legality and enforceability of the remaining terms and provisions shall not in any way be affected or impaired thereby.

            (h) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns provided, however, that Debtor may not assign its rights hereunder without prior written consent of Secured Party in its sole discretion, and any such attempted assignment without such consent shall be null and void.

            (i) Interpretation. As used herein, plural or singular include each other, and pronouns of any gender are to be construed as masculine, feminine or neuter, as context requires.

            (j) Exhibits. All Exhibits referred to herein are intended to be and hereby are specifically made a part of this Agreement.

      14. PREJUDGMENT REMEDY WAIVER; WAIVERS. DEBTOR ACKNOWLEDGES THAT THE LOAN EVIDENCED AND SECURED BY THIS AGREEMENT IS A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH SECURED PARTY MAY DESIRE TO USE, and further waives diligence, demand, presentment


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for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of the Note, and all rights under any statute of limitations.

      15. WAIVER OF JURY TRIAL. DEBTOR HEREBY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE ENFORCEMENT OF ANY OF SECURED PARTY'S RIGHTS AND REMEDIES. DEBTOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. NO PARTY TO THIS AGREEMENT HAS AGREED WITH OR REPRESENTED TO ANY OTHER PARTY HERETO THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

      16. SUBORDINATION OF LIEN AND RIGHT TO PAYMENT. Secured Party acknowledges and agrees that (i) pursuant to that certain Subordination and Intercreditor Agreement dated the date hereof by and among Secured Party, the New Lender and Debtor (the "Subordination and Intercreditor Agreement"), Secured Party has subordinated (a) its lien and security interest in and to the Collateral to the lien and security interest of the New Lender therein and (b) its right to payment of the Obligations to the right of the New Lender to be repaid the Primary Obligations, as defined in the Subordination and Intercreditor Agreement, and


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
(ii) its rights and remedies hereunder are subject to the provisions of the Subordination and Intercreditor Agreement.

      17. EXECUTION BY TELEFACSIMILE TRANSMISSION. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.

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
      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       GUNTHER INTERNATIONAL, LTD.


                                       By: /s/ James H. Whitney
                                           Name:   James H. Whitney
                                           Title:  President & CEO


                                       THE ESTATE OF HAROLD S. GENEEN


                                       By: /s/ June H. Geneen
                                           June H. Geneen,
                                           Its Co-Executor


                                       By: /s/ Phil E. Gilbert, Jr.
                                           Phil E. Gilbert, Jr.,
                                           Its Co-Executor



                                       By: /s/ Thomas W. Keesee
                                           Thomas W. Keesee,
                                           Its Co-Executor



                                       By: UNITED STATES TRUST
                                           COMPANY OF NEW YORK,
                                           Its Co-Executor


                                       By: /s/ Steven Scott Kirkpatrick
                                           Name:  Steven Scott Kirkpatrick
                                           Title: Vice President


                                      -25-

SIGNATURE PAGE                                                SECURITY AGREEMENT